SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) :             May 5, 2003


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                     11801
   One MetroTech Center, Brooklyn, New York                           11201
    (Address of Principal Executive Offices)                        (Zip Code)


                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are forward-looking statements, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: general economic conditions, especially in the Northeast United States; available sources and costs of fuel; volatility of energy prices in a deregulated market environment as well as in the source of natural gas and fuel used to generate electricity; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; federal and state regulatory initiatives that increase competition, threaten cost and investment recovery and impact rate structure; our ability to successfully reduce our cost structures; implementation of new accounting standards; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate those business ventures; our ability to identify and make complementary acquisitions, as well as the successful integration of those acquisitions; inflationary trends and interest rates; and risks detailed from time to time in reports and other documents filed by us with the Securities and Exchange Commission.



Item 9.  Regulation FD Disclosure
         ------------------------

     Beginning May 5, 2003, the Company will give a series of presentations at the American Gas Association ("AGA") Financial Forum. The slides that will be used at this AGA Forum can be viewed under the heading "Presentations" on the Investor Relations section of the Company's website: www.keyspanenergy.com. The following is a copy of the script to be used at this AGA Forum:

AGA Financial Forum
May 5, 2003       12:45 pm
"Targeting our Top Ten Issues"

Robert B. Catell - Chairman & Chief Executive Officer
Wally Parker - President-- Energy Delivery & Customer Relationship Group Robert Fani - President --Energy Assets & Supply Group
Gerry Luterman - Executive Vice President & Chief Financial Officer Michael Taunton - Vice President & Treasurer

Slide 1 - "Top Ten" issues facing KeySpan? (MT)

o    Welcome

o    Introduce KeySpan Attendees

o    Handout - Folder

        >>       Presentation
        >>       Update
        >>       Form 10 Q
        >>       Fact Sheet


o Note: An online web cast of this presentation is also available and can be viewed under the heading "Presentations" on the Investor Relations section of the Company's website: www.keyspanenergy.com.

o Presentation Format - Bob Catell will begin our presentation with a description of the Company's strategy, risk profile, and corporate structure. Bob will be followed by Wally Parker, Bob Fani and Gerry Luterman who will discuss the current issues that KeySpan faces in our customer focused business segment, our asset and energy management business segment and our Financials

o    Briefly identify the major discussion points:

-        Gas Growth & Regulatory Agreements
-        Energy Services
-        Power Outlook & Update & Energy Management Update
-        Status of Non-Core Assets
-        Financial Strategy

Now Bob Catell will begin the presentation

Slide 2 - KeySpan's Focused Strategy (RBC)

     Thanks Mike.

     Our strategy remains consistent, viable and focused - "more of same" - with only some strategic refinements. We are committed to continuing to grow our core gas, electric and energy services businesses in the Northeast and divesting our non-core businesses.

o    KeySpan's Vision is to be the Premier Energy Company in the Northeast.

o Our strategy continues to remain focused on our two main core businesses - our gas distribution business and our electric generation business.

o In our gas distribution business, we are focused on the customer. We are well positioned for growth by operating in an excellent marketplace with strong customer demographics, a low penetration of natural gas and high gas usage resulting from operating in the colder Northeast. This business is complemented by our Energy Services business, which builds on our regulated footprint and delivers a portfolio of energy products and services to homes and businesses.

o We will enhance this growth by owning strategic gas pipelines, storage facilities and LNG assets in the Northeast

o Our electric generation business operates in the New York City and Long Island load pockets. We will continue to grow the earnings from this core business through the optimization of our existing 6,400 MW portfolio as well as through the development of new generation and asset acquisitions. o To strengthen the focus on core businesses, we will continue to move to exit businesses that are not aligned with our strategy.


     Our strategy and diverse business profile define our focus and includes a commitment to managing risk...

Slide 3 -  How is KeySpan managing risk? (RBC)

     ... KeySpan's earnings have a low risk profile since 80% to 85% of our $1 billion in EBIT comes from regulated, contractual and "load pocket" businesses.

o We have very predictable revenues, and stable earnings and cash flow streams.

o To complement this profile, we have a number of risk mitigation measures in place:

     On the gas side...

o    We have commodity cost passthroughs.

o We have weather normalization clauses in New York and Long Island and in New England we had a weather derivative in place this past winter.

     On the power side of the business ...

o We have long-term contracts with the Long Island Power Authority - some of them up to 25 years.

o In New York City, our Ravenswood plant is located in a `load pocket' - requiring 80% of NYC capacity to be generated from within city limits.

     On our E&P operations, we hedge approximately 65% to 70% of our gas production.

     In addition, we have established a formal - enterprise wide risk management group to enhance our risk management activities.

     Putting it all together, a very stable business with predictable earnings streams.

     Also, we have recently restructured our organization to better align our corporate resources in support of our corporate strategy... Let me explain...

     Slide 4 - How does the realigned corporate structure support our focused strategy? (RBC)

o The Company is aligned across two major groupings - the Customer focused group -composed of Gas Distribution and Energy Services segments -and the Assets Group - composed of our portfolio of energy assets including the energy Supply function, as well as the electric services segment.

o The foundation of KeySpan's corporate strategy is the gas distribution segment which is supported by our asset and energy management activities

o These asset and energy management activities also support our electric and other businesses o Our energy assets represent the key to optimizing the value of our current businesses - supporting our Northeast focus

     Let me turn it over to Wally Parker, who will discuss the issues we face within our energy delivery and customer relationship group.




     Slide 5 - Customer Transition Slide

     Thanks Bob and good afternoon. This afternoon I will touch upon three issues in our customer focused gas distribution segment - our gas growth initiatives, status of our regulatory agreements and profitability in our energy services business.

     Slide 6 - Issue # 1 - How has the First Quarter affected gas growth? (WPP)

o As the largest and fastest growing gas business in the Northeast, we continue to grow at a brisk pace. We have set and achieved aggressive new growth goals in each of the last three years for converting customers to natural gas and adding new customers.

o These annual goals challenge us to be efficient in deploying our capital and resourceful in achieving our targets - all while balancing the operation of our 20,000 mile `plus' gas infrastructure with achieving customer conversions -- as we experienced one of the coldest winters in the past 30 years with weather being approximately 10% colder than normal across all of our service territories.

o    The  consistently  cold  weather,  increasing  gas prices and the  economic
     slowdown  we  are  experiencing   challenged  the  sales   environment  for
     conversions, as consumers became sensitive to conversion and fuel costs

o Despite these adverse sales conditions, we continued to successfully convert customers to gas heat in a cost-effective manner...

o ...In first quarter, we completed approximately 9,500 gas installations, which will result in approximately $8.5 million in new annual gross profit margin --keeping us on target to achieving our 2003 gross profit margin goal of $61 Million.

o Keep in mind -- these sales are cumulative -- so the targeted $61 million this year will be additive to the new GPM attached last year and so on...

     We expect this growth to continue for a long time into the future given the low gas heating saturation levels of 36% on Long Island and 50% in New England.

     We have over a million remaining heating prospects in the territories that we serve and 2/3s of these are either on or near the main requiring no or a moderate amount of capital.

     This growth ties into the execution of our regulatory strategy...

     Slide 8 - Issue # 2 - What is the status of the gas regulatory  agreements?
     (WPP)

o KeySpan's regulatory strategy -- has been and continues to be --- managing our existing rate agreements by growing our customer base and controlling our operating costs.

o Given the nature of our territory, strong regulatory relationships exist across the three states served

o In Boston, the decision was made to file a rate case due to the extensive maintenance capital improvements made to that system and the rise in pension and other O&M expenses.

o We recently filed a 5-year PBR case asking for approximately $60 million in rate relief.

o The relief supports a 12.1% ROE o In addition, we have requested a weather normalization clause that is similar in structure to those in New York

o The request does not include an increase for goodwill recovery from the KeySpan -- Eastern Enterprises acquisition.

     Briefly, the remaining regulatory agreements include:

          1. New York and Long Island - which expired in 2002 and 2000, respectively, and are both currently operating under the existing rate agreement terms.

          2. New England -- In addition, the Colonial and Essex utilities are operating under 10 year agreements through 2008 and 2009 . And in New Hampshire, we continue operating under the existing rate agreement terms.

o In our New York and Long Island territories, we continue to evaluate our regulatory strategy

     Continuing   along,  lets  me  spend  some  time  on  our  energy  services business...

     Slide 9 - Issue # 3 - How is Energy Services expected to continue profitability?(WPP)

     Overview...

o KeySpan Services is our non-regulated business unit dedicated to delivering a portfolio of energy-related products and services to homes and businesses in the Northeast -- through Home Energy Services -- the "retail arm" offering a mix of annuity-type service contracts and fee-based services covering heating and central cooling system repairs and installations and Business Solutions -- the "commercial arm" serving approximately 2,000 customers with a portfolio of offerings that include a mix of annuity-based and fee-based services which include designing, building, operating, maintaining and fueling the energy needs of our commercial customers. KeySpan Services builds upon our regulated footprint and enhances the value of our regulated customers.

o Our challenge now - to turn our size and scale into profitability by increasing margins and reducing costs.

 First Quarter Performance...

o The operating loss in the quarter was essentially the same as in 2002 and reflects the effects of the sluggish economy and general downturn in the construction industry, which has delayed the commencement of certain engineering and design, and construction projects. What is encouraging is Business Solutions maintains a revenue backlog of approximately $250 million for 2003.

     Some of our next steps for this business include...

o We are in the process of exiting the gas commodity business in the residential and small commercial markets of the New York Metropolitan area. We recently transferred approximately 60,000 of these commodity customers to EconEnergy.

o We continue to assess and make changes to our geographical operations and customer base so as to increase the efficiency of our workforce, reduce costs, increase flexibility to adjust to changing market conditions and optimize customer satisfaction.

o We closed out 2002 with a profitable fourth quarter and clearly see 2003 as a key year to further defining and sustaining profitability, and growth potential.

     Let me now turn it over to Bob Fani to discuss our asset and Energy supply group...

     Slide 10 -- Asset and Energy Supply Segment Transition Slide

     Thanks Wally and good afternoon. This afternoon I will touch upon four issues in our asset and energy supply segment - the summer outlook for power, management of our gas supply, new generation projects, and the monetization of our non-core assets.


     Slide 11 - Issue # 4 - What is the summer outlook for power? (RJF)

     KeySpan is very fortunate to own and operate 6,400 MW of generation in the desirable NYC and Long Island markets - two regions that have severe transmission limitations and no or limited excess generation.

o    The 2003 summer outlook for electric power in New York remains tight.

o In the near term - the summer of 2003, the NYISO has projected that reserve margins in N.Y.C. will only be met through the use of special case resources (i.e. load management, small back-up generators). Without these the NYC region would be capacity short. So in this market we are expecting to max out on capacity prices for the summer.

o On Long Island, some excess capacity is projected - however since all our generation on LI is under long term contracts, this has no effect on KeySpan

o In addition, the NYISO has recently proposed a revision to the capacity pricing in New York - the use of a Demand curve - to limit the volatility of pricing and incent new generation to be built.

     Now turning to summer preparedness...

o We are ready for the cooling season - as we have taken a number of steps to prepare for the summer.

o As part of our annual maintenance program we recently completed a major overhaul of the largest unit (972 MW's) at Ravenswood, which was planned and is normally performed every 5 to 6 years.

o In addition, at our Northport facility on Long Island, the last oil-fired boiler was converted to dual fuel technology so as to increase the efficiency of the plant and decrease its emissions.

     From a power outlook standpoint - our 2003 forecast assumes...

o    ...capacity payments of approximately $90-$95/ Kilowatt-year.

o And from an energy perspective, for 2003, we are assuming an average peak spark spread in the range of $20-$25/megawatthour.

o In addition, for your information, we have provided sensitivities around these assumptions.

     Now I'd like to move to a quick discussion on the management of our gas supply and the two contracts we recently awarded.

Slide 12 - Issue # 5 - Gas Supply Management  (RJF)


o This past winter was one of the coldest in past 30 years in the Northeast - as new gas sendout records were established in all three of our gas territories. In spite of this, KeySpan had adequate supply to meet the growing requirements of our customers.

o This all starts with planning well before the winter cold weather hits - we evaluate the needs of the gas distribution utilities and our generating plants, enter into gas supply and transmission contracts, fill storage as well as hedge the gas portfolio.

o As in the past we have made the decision to seek assistance in managing our gas supply portfolio in order to obtain the benefits that wholesale energy companies bring to the table.

o    On April 1st - we awarded two contracts.... Coral for the New York City and
     Long Island service operations and Entergy Koch for our New England operations - both have been hired for a period of 3 years.

o They will assist us in the development of our gas market strategy, managing our gas assets and performing gas nominating and scheduling requirements for the portfolio

o In selected these awards, we evaluated items such as credit worthiness - which is extremely important these days, pricing, the capability to handle our portfolio and their position in the markets, among others.

     Let me now shift to an update on our generation projects...

     Slide 13 - Issue # 6 - How are plans for new electric generation progressing? (RJF)


     We are uniquely positioned to build new generation in our region - We understand the markets, have good relationships with the communities and the regulators and know the construction industry.

o In 2002 we installed 160MW of peaking capacity on LI under 25 year contracts.

o Late this year we expect to have our 250MW Ravenswood expansion project in operation. The facility is currently under construction and is over 50% complete - on budget and on schedule.

o This plant is needed in 2004 to meet the growing power needs of capacity short NYC market.

o And on Long Island we are planning a similar plant. The Administrative Law Judges have recommended approval of this plant to the siting board and the siting board will be reviewing our project this week.

o    The new plant is expected to be operational by 2005.

o    We continue negotiations with LIPA regarding a PPA.

o Our Northeast focused portfolio continues to expand from the 4,000 MW level in 1998 ...to our current 6,400 MW's... to our forecasted 2003 level of approximately 6,600 MW's

o        In addition, we continue to seek opportunities to:

     - re-power our existing plants through the use of new technology to increase the efficiency of those plants and

     -    acquire or build new generation in strategic Northeast Load Pockets

     Let me now shift to an update on our non-core assets...


     Slide 14 - Issue #7 - What progress as been made in monetizing non-core assets? (RJF)

     In maintaining our focus on our core business strategy, as many of you know, we have identified a handful of businesses as non-core

o We have categorized Houston Exploration, our Canadian Gas processing business and our Ireland investments as non-core assets, with a total remaining book value of approximately $1.2 Billion.

o We made a commitment to divest our non-core assets and are making significant progress toward achieving that goal.

          1.   We sold EnergyNorth Propane in 2001 and...

          2.   in July 2002 we sold the Midland barge business.

          3. In October 2002, we sold reserves from our joint venture with THX.

          4. In February 2003, we reduced our ownership interest in Houston Exploration to 56% from 66%.

          5. In addition, we recently sold our 20% interest in Taylor NGL, and...

          6.   ...we have started the process of monetizing KeySpan Canada.

o The proceeds from these sales were used to further strengthen our balance sheet.

     Looking specifically at the larger of our remaining non-core investments - Houston Exploration...

o We continue to evaluate our options with respect to our remaining interest in Houston Exploration...

o In the meantime, we have increased its value to our shareholders doubling production reserves, cash flow and market value over the last 5 years

     So, clearly, we have been prudent in balancing the need to divest our non-core assets while at the same time enhancing their value.

     In  terms  of  our  remaining   non-core  assets,  we  continue  to  assess
     monetization opportunities that will provide the greatest benefit to our shareholders.


     At this point, Gerry Luterman will discuss some of our financial issues...


Slide 15 - Financial Update

     Thanks Bob and good afternoon. This afternoon I will touch upon how the Company is executing its financial strategy, discuss cash flows and capital expenditures and reaffirm our 2003 earnings outlook.

Slide 16 - Issue # 8 - How are we executing our financial strategy? (GL)

     One of the underlying elements of our financial strategy is the strength of our balance sheet, which provides additional financial flexibility to fund future growth.

o    KeySpan is an `A' rated company - supported by its low risk profile

o In maintaining this rating - it was important that we further strengthen our balance sheet to reduce our debt to total capitalization ratio.

     This past year the Company has been focused on improving its financial profile through a number of initiatives.

     Specifically in 2002...

o We sold some of our previously identified non-core assets and used the proceeds from those transactions to strengthen our balance sheet by paying down debt

o In addition, we issued $460 million of publicly traded equity units - again using the proceeds to pay down debt. An incremental benefit to these units is that the Rating Agencies will give us approximately 80% equity credit immediately.

     We continue executing these financial initiatives in 2003...

o In January, we issued approximately 14 million shares of new equity raising net proceeds of approximately $473 million

o We used these proceeds to retire approximately $450 million of long term, high interest rate debt with coupon rates ranging from 6.9% to 8.2%.
     Assuming the current interest rate environment - the retirement of this debt is worth about $35 million (pre-tax) in annual interest rate savings to the Company.

o In February, we reduced our ownership interest in Houston Exploration, raising net proceeds of approximately $80 million, which were used to pay down commercial paper and increase our liquidity.

o In April, we issued an additional $300 million in new debt to further improve our liquidity by locking in very favorable interest rates on a longer-term basis



     Slide 17 - Issue # 8 - Strengthening our Balance Sheet - Continued

o As a result of these initiatives, our GAAP debt to-to-total capitalization as of December 31, 2002 was 67%. From a Credit Facility calculation, including 100% of our off balance Ravenswood lease as debt and the 80% equity credit of the MED's unit, our debt to cap ratio was approximately 65%. Our first quarter initiatives - the equity issuance and the Houston Exploration ownership reduction -- further reduced our debt to total capitalization ratio to approximately 57%.

o Clearly, we are taking the necessary steps in strengthening our balance sheet, and will continue to do so in a manner that supports our credit rating and enhances our financial flexibility to fund future growth.


     Now, let's move on to two important financial parameters

     Slide 18 - Issue # 9 - Improving Cash Flows and Controlling Capital Expenditures (GL)


     We all know the importance of controlling capital expenditures - using capital efficiently. The benefits of lower capital expenditures result in reduced funding requirements and improved cash flow. And, the benefits from increased cash from operations are also important.

     We're off to a terrific start in 2003.

     In the first quarter, capital spending is down compared to last year. We anticipate this reduction to continue through the remainder of the year.

     We also improved cash flow from operations. The improvement is predominantly attributable to higher collections of outstanding winter receivables associated with our gas distribution operations, which were significantly higher than last year, higher gas prices in our E&P operations and the effect of interest rate swaps.


     So what does 2003 look like from an earnings perspective...

     Slide 19 - Issue #10 - What is the 2003 earnings outlook? (GL)

o The key driver of KeySpan is the growth from our core operations - defined for this purpose as all continuing operations other than Exploration and Production.

o    Our first quarter results are on target with our year-end forecast

o In the first quarter -- on a consolidated basis -- we earned $1.54 per share from continuing operations. These results- include the impact of the January equity issuance and the gain associated with the partial sell-down of our exploration and production operations - and were in line with our internal forecast.

     - The main driver of the quarterly earnings was the continued solid performance of the gas business unit during this record cold winter.

     - In addition, this performance was further enhanced by the increase in the gas commodity prices realized by gas exploration and production operations.

     So, for the full year...which continues to be built upon the strength of our core business...

     >> We expect 6% growth in our core operations, excluding incremental pension & OPEB expenses. I should note that we are absorbing all other O&M expense increases - such as benefits increases, security costs, and insurance.

     >> We are also projecting growth in our E & P earnings ... with 67% of 2003 hedged at $3.42 to $4.55/Mcfe


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


     >> Wrapping it all together, we are expecting consolidated earnings per share of $2.45 to $2.60 per share -- including the effects of the recent equity issuance and the increased pension and OPEB expenses. -- supported by the growth in our core and E&P businesses highlighted in today's presentation.

o    Our solid financial profile underpins our focused strategy...

o I think this is an important statement about KeySpan in today's volatile environment - it illustrates our ability to execute on our promises --- providing investors with the confidence they need in today's market.

     Bob  will  now  conclude  the  presentation   highlighting   KeySpan's  key
     qualities...










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


     Slide 20 - KeySpan - Executing on our Strategy (RBC)

     So putting it all together, why invest with KeySpan?...

o KeySpan is a compelling investment supported by our low risk profile - as we offer investors an excellent total return, comprised of growth from our core operations and a solid dividend --

o This return is supported by the low risk profile of our regulated \ contractual gas and electric businesses.

o    The  earnings   growth  from  our  core  operations  will  be  achieved  by capitalizing on gas growth opportunities and new electric generation opportunities.

o As was presented today, we continue to execute our financial strategy to ensure financial flexibility in funding future growth

o We are committed to our $1.78 dividend -- an important part of the KeySpan story.

o In addition, we will further strengthen our strategic focus through cost containment measures... and by divesting our non-core assets.

o Our `A' debt rating - enhanced by the sale of our non-core assets and the recent financial initiatives--the equity issuance, the reduction in THX ownership, the pay down of long-term debt and recent monetization of some non-core assets - illustrates our commitment to maintaining strong credit quality.

o Overall - Solid growth and low risk enhances the nature of KeySpan as an investment - an investment combining a very unique and attractive mix of growth and stability

          Thank you. At this time, we would be happy to answer any of your questions.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             KEYSPAN CORPORATION

Dated: May 5, 2003                           By:    /s/Theresa Balog
                                                    ----------------
                                             Name:  Theresa Balog
                                             Title: Vice President & Controller

















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